MUTUAL FUND SERIES TRUST

AlphaCentric Small Cap Opportunities Fund

Class A: SMZAX Class C: SMZCX Class I: SMZIX

(the “Fund”)

Supplement dated September 13, 2019

to the Prospectus, Summary Prospectus and Statement of Additional Information, each dated August 1, 2019

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The Board of Trustees of Mutual Fund Series Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on September 27, 2019 (“Liquidation Date”).

Effective immediately, the Fund will not accept any new investments and may no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

Current shareholders of the Fund may, consistent with the requirements set forth in the “Exchange Privilege” section of the Prospectus, exchange their shares into shares of the same class of other funds in the AlphaCentric Family of Funds at any time prior to the Liquidation Date.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO SEPTEMBER 27, 2019 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD. If you have questions or need assistance, please contact the Fund at 1-844-223-8637.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Summary Prospectus, Prospectus and the Statement of Additional Information, each dated August 1, 2019, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectus, Prospectus and the Statement of Additional Information each dated August 1, 2019 have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-844-223-8637 or by writing to 17645 Wright Street, Suite 200, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.